SMITH BARNEY CONCERT ALLOCATION SERIES INC.
Global Portfolio
High Growth Portfolio
Growth Portfolio
Balanced Portfolio
Conservative Portfolio
Income Portfolio
Class Z Shares

Supplement dated
September 14, 2000 to
Prospectus dated May 30, 2000


	The following information supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

	The Board of Directors of Smith Barney Concert
Allocation Series Inc. (the "Corporation") has voted to change the name of the Corporation to Smith Barney
Allocation Series Inc., effective as of September 11, 2000.






FD 0____